Exhibit 10

Exhibit 10 GENERAL CONTRACT FOR T1FE SUPPLY AND DELIVERY OF GOODS. Hattrren nOrigg-Ean Gonxiang Tea Food Cominiay LW And _16.41 IMMO l ,€ Limited This Car'frac!. frig the Supply .artd livizry of d 'Y is twarroi into, lvtvirmi thg Asia FMFagg' htlbrOgrnant Uffiiicd. (AM er . Tower 1 Lipp!). Crntr Atirriirsity; Flung Kong, rerrriffseriled by Raymond ritingzitem Goagyjang 'lea F Company Ltd raw) of Qisajiati. MillElle Ruaii, Shipµli District Tangtin Town„ Ma ar= City, chino rep-umEnted i. Ficmg Hai Quart, Inweirgarr ICEIICd tin asIhr Supplier Or3 June 2020, L Introdwardou sad integral Dociastemtg fhis is a general contrad for the saffly arml cicLionry afignoda between the SLIpplier and AH. allure -contracts for thk supply and .delivety of gaod5 will Law, rialli_ The pier agree tirat Supplier supply and All will pirdzirc. )621;35 peryhjs GXICErlet subject ID Al] lam sending the Supplier NEI Order FIRER_ Pic Sgipiicr agrecs to cEnyi,wide All with too podia& i2i neicisoiltEwe with the terms and conditions of this Contract aad Artuttes.. if any 1 Gough 2.i The Suivlier gLiretn. to supply In MI thc Goo& in strict aczerdank= w h the vediviattions, aad. AL the price .4FA3ril 1171A" titai iiern outlines below: Year of it Airs.Drecriparao Prerductioto 'Price Total Iltrer 'Fear - CINTEFIE Asper Order Form Chargimi and Parneri The t, a1 Prke forthe supply and delivery °fete Goads under this foram& .15 NIL 3.2 The Supprier Own 'invoice Ali em Mice*. of tile Goods j aceerdincr with this Contract arid payrnent D TI hccomc due 30 calendar days air aturpiance k AR of the Goods. 33 the in.4.-oice will he accompanied by• the following Elnemonms.: Air Way Hai number_ shipping invoice, pat:Line 1-w—cm-tit-mar of origin_ -4 Payments iha b ma in RfriB cc HID by bwk transfer ty_p the bank EtECO Uri IiI1C Supplier 35 Thr. Price specified in clause 3_1 is the total charge to Ali Tire Supplier mfaill 13E reginnsinle 1tr the payment gr siI = CS, d lowics and et gnItac a d on in connectina with th3..9 Contract. .6 All shall hie widiroul iirsogaiinalnznan) ether righi it may have. to defer payment a part or all of the Price until the Supplier has oampi,..-ted., kV the FiEltisfactinn a AIL the delivery of the Goods and the incideraul seri:s Eli which dame paylocimp rear_ , Delivery The Gi b II be diegveres1 in; pirmert Friace of di.irmyyj on ligyer! deltiEry a- r1 by Pam rt frxthadafdeihwy r*T W iwi,' &hank .Lositortirtit Cosi 4.1,1 isclensond includedin ihc Price 5pLecificid in clause 11 or 1165 cucirad_ The incidental servionss dL in clause shall he pie-formed at the pbce of daiyur.. and oirrieled by t h e ifiiite delivery dair_ rue css otherwise Ord in, Aiwa. 22 (gas Comaract 4.2 in the event of Wench atl-tis tiarac AFT r%'%T e5. the rieInt ninate this rrrntraci without Crobility by giving an. ininiezrisite and to tharge. the Supplier with any Toss incio-red EIS .2n uh of the gupplices. failinv II:, make the delivery within thr: time spttcified; rr (b) Charge a penalty of 13.1% of the totai contract price for- !miry day of delay or breach of The Every schedule by the Supplier. S. lactfunerimar Sermritz. 4mppriethle few iamb-men riser USIV2550001 .1 McSupplier shall furnish A1.1 with a Performance Sectritv in the amount equivalent ken of the Ciiiti Price,. to Tx issued by a mutable batik or •company, and t i n t h r formai ace-EV:8111Tc to AIL 5211ric Pothwirturec S.Kurity 5112115 Rome as the guarantee. fez the Supplier's faichrui PcrfOrrnaner and !MITI ilinee with die terra$ 13011" conditions of this Contract. The amount (lithe Fierforrnance Security shall n be cons huni as the I attic SiTplia'S liability AII., in the MIMI of breath of 1163. Cootroc . by the Supplier_ The Pm-frrernance Smariry sha LI be effective until lizcsorl aolve derp...5 from ) w /elan eif Supplier Oba.1,51.11.6.4:1TISi ftdaViklig %kith it Will ILIC di5chairgcd in ALL .. rum:leoinn and Acceptance ..1 Wile= and anriad SpCCifkatkla5s *tat inspectiorus. and ic5P4. arts required and whim they wig Lam. gruErriccl out, tlaose Mins will prevail in. rhe eve in Of any 1130(19.54teMy with the provisions in this cf .2 Al or its represcalakive ha'e the. right to insp.= andits 'teat the :pcx.is at no zdra qest All al the 1.1:1'croiscr. of the Supplier. at the point of delivery at The .5[03 dinginaliern_ The Supplier sii f l radii-rate such inspectiecis and provide reqpnred amisturrce:. 63 All shall have 30 m ar s miter pnxper etocipt of the: Co is pun: based to inspec# thern and gith:r accept or mica them as. zoo-conforming Vel-ali i s Can e s 138.5 el On an inspection of a valid Eample, All. may reject the. entire delivery_ .AZ1 m sex charsc the eoKL-if incriaetiiing rejected Gooch to the Supplier. Ail rejeaed Goodtw U be returned to the Supplier, tramT = 36m threges el-Area, Of bed r ALI for clispusitifai ui Supplier's risk and rApense, Airs eight In rejeci the Cloods shall fi434 be ranked orw 11% the Grads huvirs been previously irmpected 'w tested by Ail prior to delivery_ 6,4 'Mc Strpiplicr agrees dui All's polymeric urvitr this euritract 4011 not he cleerncrl aitTe-plance of any Goods delivered bereutudef. _5 The Supplier asreel that any aLocertsinix by All doe-.3 not rei n tile Supplier from any warranty or other ohligatioes undu this Cuninufi_ _6 Title to the Goods shall } m s s to AR wIlen they an~ ddivcIttd and a:Exerted by Alt. Risk of loss, injury, or destructice of the Goods shall be borax.. by the Supplier urail tilde p719514313 VI 7. A.diumtmelats -1 All rccerv+ . thc right to change Ert nay time ib quantities._ paczkagin& methind undtkrr time of &lively or the ancillary %Tykeszo be provided_ Where GuorLiN. an` hein.g gpeciliadly priKluced for Alt All rn2y fg so make changes to the cirtrovingir, dr.f4m5 .s-pee .Firions_ Thu Supplier Bp-0=3 lo proccoti with it* Q` ~t in aw.cordance with arm such chilli-400mnd to strtrinii a 4.1. requchrl_ fur ao.equilable sdittsbnent in t Pi k& c deli terms L-auuert by such char s). .3 MI may deem my claim by the Stappiier for equiuttple RiflalaineruN. leader claim waived unless averted in Writing within days akin the date of receipt b the Supplier of AIrs change(s). -4 No change in, me dim of, oc revision in. this Coninict nib& LIC x r id unless mark r writing and signal by an authorizzd representative of B. Patkiiging 8.3 The Supplier must provide proper and adequate packatirre in acteahnkce. with be l coinnitrcEa.I ;maim, 10 mum that the Cioak. iig41e3AVCral to All wig be faftrf danaaw. rdckagEtiu must h sacquate in ERDAN 'For rCilliigh dkri:131E trai t, E7q/vatirmto cwrsune tempest as, sE0t and precirihrtion during trarrnii and upcn sioranr, with consickivaion fix the type of GiAti9 and rra.ngportation mode. All meriii the rii2;bi ID reject Zriy Ehar vlomed out to have. EmEn packaged admit/wiry &_2 Tnerichlg and Cif ClffrierEigLiall .1120 cottph with say raquirernerus trtstrucitiatis notifiori lay ALL 9.. Nv2IXTEMtiam .1 Thie SapPlier WaTtraffiS Goixis soipliod under this Coidract shall have no deFEzi arising firm de-t., efrineriais..or WOrlarkins14 or Frurn any act or unt"ission old= Supp[icr that may develop ttudtr g al use of tic suppried. Goods iga tf-ie cosratiam prevailbv the cuuniry Anal irlestifiatitat This viatrargy EhAll remain talid fur we've 0.2) Immith6i atter the Goods have been delivered to and ac cwted tn. the tireal lanai-maim indiemad irk the contra:et 92 The Supplier warrams din all Goo& applied ur t h is Ceputeact are emit., lammed,. oithe moat recent or currou rr. d rmd that d incorpurear all recent Improvements in design and materialls tadogs. iii illed oitanrwisc in this Cl UITIFACL All CirondsiSerio ices delivered under this Contract will rimform to the spetirictuionv,idragraings, samyrks. 43E othozz descriptions flimis[led 04 m il b.). All_ 93 All than prruliti, notify the Suppikm- in wiring of art,y claims arhYnig under this 'mammy_ A Upon receipt of such notice the Nalariber theft:me retiod bye c it ia. rho mat., repair or replace the defective Goods or parm ihmeof, without east to Al .5 All's &maimed. use of such Goods After notifling the Supplier of their (Won or failure to ronform ie.'. breath inf si..arrantry tax layecrmidered n swig of dic Supplies waimity.. k lite Supplier farther reurrtsvuEs itrid vouritEM lhaL (a)11 has full tide to the Goods, is ally qualifwa to the Goa& to An. and i ompany fnanciailw sound and duly ticensed. ate re MAIM TrSOILla . egtiiprnorn, cumpeienou. ex pcmiac and skills nRi n,ary mrry FaLl% and mti&faciewity, chic stipulated cornpletirpn period the delivery oFthe Grirris in secorriarieesolri dis f,_',NFELTKA; (h) It shall comply with all aziVictit4r. taws, nor .c, Imes and mono-dons when perroming its obligations oar ik:r this Corrtimm (c) la all Curcuntstan=it .shall act in rk. bed inkteas ALL ) No otlicia3 of All or any third party besseceivect or will be offered t the SupplieZ MrIN dircor Cle blew& arising. !km thi's COMEral. Or aw&nI (e) nut misroprinsentecl or varmazalc4.1 any material fact9 in the ?mot-Laing of Contraci; (f) The Supplier, its staff or shareholders have not preiicusly hem declared by AR incliaible to be ILVdardEd.CalaniCi5 by AR () it 5h2111 abide by ific highm iethiusi stmdan-ds irr tbc prftliUMFAIRIX Of this C a m , which includes not engaging in any dicriminatrory .or exploiotive pninice or pinartice inconsistent irtie lierts. 5er forth in the Ctarveteion on the Ri g *fate Child: (11) firlom for the einodi under this Canirset do not r4eceil.rtorKe. or ivied for siniiin goois to Supplier's other custran = Prim wccificiri izr ciati-sc . I crl this Contrwt shalt cortstitute *pc sd)k remuneration of the Supplier in connection with this Coratira. The Supplier shall noi adDELTI rgr irs own FA:Relit arpy trade morrunissian, di cc rrt rs- similar a lt Tin 4212=1E01w with activities pursuunt to this Cant:met or the discharge- ofitc obEgaiirain hereunder_ The Supplier :LihalT encure that any SUbeLYn(rdEllisT1/4, FE. wet 45 the vir-rnratorvl arid aftenis of eifitier rnr ihnrrt, ,rirrruzr17. .7.1,01. 104 receive ly miditional remur&-rotion_ FPI Terrninstios tad Rn-pritcaremeert miry terminate this Coetract.. in whole Elf in part, 211 zny Time with ma-1 , notice to the. Supplier, Any monies paid in achawe by All :ic refunded on or betime the date of teitninetion, if AI I tarni.natcs this Comma in whole or in part for default Effn the part of The Supplier, it may kilf..41rice elsewhere gixwls sittaThlr to those terminated znd. the Suplarliar shall be &hie for 2.tly exam& its to AU for the re.praettreineni of those d uds well as the removal of ally or all of the Supplier's m axi or equipment /tam All's prerni3e rather placcEr of dcliNerv, The Supplier Shall not tic. liable for any cx cogszf d failure to ptriunut uniEirr this Common ad scs from iNnise.s. !beyond artli witIPATI tat Or fiefliarenre of the Supplier_ Upon arty isiw12 inanimation. the Supplier shall waive Cos daningm including loss of ariLkipaitediworai on accourrEtherenr. . force Majefirc Neither party will be liable for arm Mai- in patfortnina ut failure to perk-lam-1i any or otAigatious under this Contract if such debei or Faiime is r e m it by CU:FCC 5UCIT1 0_5 C IVE I disorder, military ilction, natural disaster and Other ciretilliSMITLTS hidi avid ifieviwid El= EDI] in) I taf the Pan) in igtuiiewd_ nmidi ch.eni, the party willclirriMIWW? lgotkginla/e f t to the other Party .41- the exishrwe !of soda cauxte 424. CI. COI -of the FielElmod occielay_ 12.1nitirtnioiI ealiiwrlind [Minima/2c The Supplier still at all times. defend_ M emoir), and hold har m All, its inFricerm, CrilplOyeeS, and agents from and M I all Lei eeets, daraa wet e v inoses intkuling feesand s eu). i123., prPCCIXIblars.. &want and of any kind or na m e the actett srising o of or ( m ain from acM m amiss:tom rs f the SEIrpplier .w its traye&s OffirlfrA, sztsits &Libeinsiticirti in the perirwrnancz of this ContraeL M E shall prompkly notify Inc Supplier of any +wince chrim, loss CIT &Enind for which the Supplier ire rest) etaLibie urnter this dause. _2 hTis indenthirw stirs 3ti e the ezepirsticracrt tentairiaricia. ofdhis amulet The Goods supplied tinder this Contract gull be FAN insured in &freely oarotettille cantncy against 1011:3 or &image m ilieus front or related tro manuiracuire iifiXtuiSiikin_ innefurialion, storage, and deriver)._ Further insuranix requirements ellay be specified in the Tedinkai . Independent troatniciar The Supplier shaft prurvide the ( under this Comma as an independent cora-roma- anict nct az, an ea:rapt-I:rice, partacr_ or ag,em. af. Andit The Supplier agrees 10 mainanin Ctrs:axial agipprating sagisicai records and an thoi- reccrr& in accordance with generally seceptal aecauntixit pr incipim ZEFilidienty srdosrantiare all diroet acrd Indirrot eons i viltorirer nsarre irnuiving triosictions related TO the supply and crciiv-cty of Colds and inc,,iderrtrti screicm under Contract. 1bo Supplia shall make all such words. ales; lahle in AN inr iisi nodignated rrprmffirdativn Fincorimbie times unlit the expiration of WN W ye STS from the dime af trial paymerst, for inspectimt, audit, nr rcpruPdlicke, On request, employcca of i Stapplier shah be available cm itugnirp.. S. DiNpete itespirrlion AIR). ccomroveiryi or claim riKi rkg, Mit Of Or in. reLleog. Pi> this Cuntraci or the breach, termination or imesargly therevE, shall I siculccE amicably by reentisilua betwecn the Peirtica_ in tb QvCrli t mionla urimcce5.41, eitho- Party !nay =bath tho dispite to arbkration, The &lib-mine will be earram ina in CerarliNILV with Ole FFICIA.0 arbirration ruler_ The arbi[ral Dwarml will be. &ad awl binding.. Me liarcier.2greero Haag i tag taw, Waiver Pail= by eitim- Paro. w insist in ors orw dm- Mare + ; nr*•TM on a Strict performance °law of the ni this Corriramt !than not oringtimc a vAirver relin9rithirbarE of tfrrc eight tni =Swot the prOatiSiMS of this Comma. Foam. DiRtanci. but ilvi* risht icocztin:Lic and rennin in full f1:1119M grid effect.. . Sven...Wary if my part of this Col:limn is ficiund to be irtmlidyr uncrifcroe8131.e.. that part will hg svocred from this corirxt and the fermineki- of the Caturact shalt =min in fan Far t& Entindy Comma aul anv Anne xcs zintsx15. it entire agreemem bora.val.tits Pardo-and laperoccic all prior armaments find urider = itrItS, if wry.. mixing to the subject matter of this Coronet . Final Claims i T CLIfLifaLl wi4Clner in:talon= iipm signed:Lin: h both Parries and .511A1 ftillain fidirod-umil CCEETIPlearS1 orm igatio II Pwtihs wider this Com-racr_ 192 Amends-L.1mm to this Ctwirtrart may beim& by mutuol zgreerar.7 rrt in writing Signed kn. two copies EngEish ondredire)araphars*. A_Nia Image ir ifiunt Liituired S.4feizfre Company scAI: For ma/ EN beireir ASA IMAGE 1141yE3Tri1 Mune; ?jot lllll 4111.11 • " • • For: Donggran tiongdang 'lea Food Company Lid 5;4Niailfre Company seal: ;'--ig * -- Nam; •